December 5, 2016 Conduent Investor Presentation Exhibit 99.2

2 Forward-Looking Statements This presentation contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the business process outsourcing industry and our business and financial results. Forward-looking statements often include words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, among others: competitive pressures; changes in interest in outsourced business process services; our ability to obtain adequate pricing for our services and to improve our cost structure; the effects of any acquisitions, joint ventures and divestitures by us; our ability to attract and retain key employees; our ability to attract and retain necessary technical personnel and qualified subcontractors and their ability to deliver or perform as expected; termination right, audits and investigations associated with government contracts; a decline in revenues from or a loss or failure of significant clients; our ability to estimate the scope of work or the costs of performance in our contracts; the failure to comply with laws relating to individually identifiable information and personal health information and laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; our ability to deliver on our contractual obligations properly and on time; our ability to renew commercial and government contracts awarded through competitive bidding processes; increases in the cost of telephone and data services or significant interruptions in such services; changes in tax and other laws and regulations; changes in U.S. GAAP or other applicable accounting policies; and the other risks and uncertainties detailed in the section titled “Risk Factors” section; the “Legal Proceedings” section and other sections of the Conduent Incorporated Form 10 Registration Statement filed with the SEC. This list of important factors is not intended to be exhaustive. Conduent is under no obligation to, and expressly disclaims any obligation to, update any forward-looking statements as a result of new information or future events or developments, except as required by law. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Any forward-looking statements made by us in this current report speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. Non-GAAP Financial Measures We have reported our financial results in accordance with U.S. GAAP. In addition, we have discussed our results using non-GAAP measures. Management believes that these non-GAAP financial measures provide an additional means of analyzing the current periods’ results against the corresponding prior periods’ results. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP measures and should be read only in conjunction with our Condensed Combined Financial Statements prepared in accordance with U.S. GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Please refer to the appendix of this presentation for definitions and reconciliations of non-GAAP financial measures. Also, non-GAAP measures are footnoted, where applicable, in each slide herein. Cautionary Statements

Today’s Agenda 1. Introducing Conduent 2. Strategy to Drive Profitable Growth 3. Financial Review

1. Introducing Conduent

# Who We Are Today

CONDUENT

***Leader in business process services delivering seamless, mission-critical interactions for businesses, governments and their constituents globally***

| | |
|---|---|
| **~$6.6B[1]** Revenue driven by long-term annuity contracts | **~$630MM[1]** Pro Forma Adjusted EBITDA |
| **86%** Annual contract renewal rate | **~94K** Teammates globally |
| **~$260B** Market opportunity | **~6%** Annual market growth |

Note: Revenue, Pro Forma Adjusted EBITDA and renewal rate reflect LTM Q3'16; teammate count as of September 30, 2016. Please refer to Appendix for Adjusted EBITDA and Adjusted Revenue reconciliations
Market size and growth rate Source: Xerox Internal Data; NelsonHall 2015 BPO Global BPO Market Forecast, v1.1
[1]Revenue and Pro Forma Adjusted EBITDA exclude the impact of Health Enterprise (HE) strategy change which resulted in a $116MM reduction in revenues and a pre-tax charge of $389MM recorded in Q3'15

5

Unlocking Value Through Separation Focus Amplify areas of operational strength to capture strategic market opportunities Streamline Realign organization and operating model to drive higher productivity Enhance Drive margin expansion through strategic transformation and targeted growth investments Optimize Emphasize Conduent’s clear and distinct financial profile

Segments and Service Offerings Commercial Industries 44% of Total 2015 Revenue 2.4% Segment Margin Public Sector 26% of Total 2015 Revenue 11.6% Segment Margin Healthcare 26% of Total 2015 Revenue 9.0% Segment Margin Note: Revenue adjusted for HE charge ($116MM) in Q3’15; Segment margin defined as pre-tax income plus amortization of intangible assets plus restructuring costs plus separation costs plus interest and other expenses as a percentage of revenue 1For contracts over $5MM in annual revenue Other 4% of Total 2015 Revenue Negative Margin Businesses Multi-Industry Platforms and Capabilities Customer Care Services Human Resource and Learning Services Payment Services Transaction Processing Services Transportation Services Additional Service Areas Finance & Accounting Legal Business Industry Specific Applied Automation, Analytics and Innovation Average contract length1: commercial clients (~3 years) and government clients (~5 years)

# Conduent Investment Proposition

CONDUENT

1. **Leadership positions** in a ~$260B market growing over 6% annually
2. **Diverse, marquee client base** with strong market share
3. **Stable, recurring revenue model** and 86% renewal rate
4. **Strong margin expansion opportunity** driven by portfolio focus, improved productivity and strategic cost transformation
5. **Disciplined capital allocation** amplifying new opportunities to drive sustainable profitable growth

***Scale, Market Opportunity and Industry Reputation to Drive Adjusted EBITDA[1] and Free Cash Flow Growth***

Note: Renewal rate reflects LTM Q3'16
Market size and growth rate Source: Xerox Internal Data; NelsonHall 2015 BPO Global BPO Market Forecast, v1.1
[1] Please refer to Appendix for Adjusted EBITDA reconciliation

8

# Large and Growing Addressable Market

CONDUENT

## Market Size ($B, 2016)



Financial Services
$62.7
Manufacturing
$34.0
Comm & Media
$33.0
Retail & Travel
$24.1
High Tech
$13.1
Other Public Sector
$27.9
Transportation
$11.7
Commercial Health
$44.0
Government Health
$6.3
Market size: $167B growing at ~6%
Market size: $40B growing at ~5%
Market size: $50B growing at ~8%

## Key Growth Drivers

- Trend to outsource key business processes to accelerate performance and innovation
- Greater demand for personalized, seamless and secure solutions
- Moving beyond the back office: adding value from customer satisfaction and loyalty along with productivity and efficiency
- Ongoing shift to next-gen software and automation technologies
- Rise in globalization and cost competition

Source: Xerox Internal Data; NelsonHall 2015 BPO Global BPO Market Forecast, v1.1
Note: Industry participation numbers are based on 2016 BPO market size

9

Marquee Clients In Diverse Portfolio 76 of Fortune 100 Businesses and 500+ Government Entities Count on Us Top 20 managed U.S. healthcare plans are clients 50 of 50 U.S. states count on our solutions 4 of 5 top global phone manufacturers count on our services 3 of 5 top U.S. life insurance companies are clients our clients 5 of 10 largest global banks rely on us for transaction processing Largest Client makes up only 4% of revenue Average Contract Length1 Commercial ~3 years Public Sector ~5 years Top 10 Clients make up ~20% of revenue Embedded into the operations of thousands of clients Note: Client information as of 9/30/2016 1For contracts over $5MM in annual revenue

2. Strategy to Drive Profitable Growth

# Strategy to Drive Profitable Growth

CONDUENT

| | Strategy | Near- and Medium-Term Targets |
|---|---|---|
| Driving Revenue Growth | Invest in Talent and Go-To-Market Capabilities<br>Differentiate Through Innovation | **Stabilize and grow revenue**<br>• Return to growth by the end of 2018<br>• Focus on high-return, high-margin growth opportunities<br>• Modest potential M&A in 2017, ramping in 2018<br>**Increase client penetration**<br>• Maintain high renewal rates in the range of 85-90%<br>• Deliver new business signings growth<br>• Expand service offering penetration with existing clients |
| Driving Margin Expansion | Implement Strategic Cost Transformation<br>Address Legacy Margin Pressures | **Drive margin improvement**<br>• ~$700MM[1] in cumulative cost savings opportunity through 2018, partially supporting margin expansion<br>• Return Commercial Customer Care to profitability<br>• Mitigate losses in Other segment |

[1] Includes ~$170MM from business-as-usual productivity savings needed to offset price pressure and other impacts. The remaining $530MM incremental savings goal is intended to drive margin expansion, fund investments, and offset separation related dis-synergies

12

Invest in Talent and Go-To-Market Capabilities Focus Areas Initiatives Support talent development through learning platforms and industry-specific training Better leverage existing capabilities and complement with modernized tools to enable greater workforce efficiency Invest in our sales force to address domain and coverage gaps Realign the sales force to increase accountability and consistency Expertise Tools Sales Driving Revenue Growth

Differentiate Through Innovation Value-Add Capabilities User-centric insights, natural language technology, social analytics Increases customer satisfaction and loyalty Personalization Analysis embedded into the actual processing of vast amounts of data Text and data analytics, unstructured data, and computer vision Analytics Proprietary Robotic Process Automation technology Standard, repeatable processes applied to shared services functions and vertical industry processes Automation Opportunity Ahead Analytics Harness big, unstructured data into real-time insights Automation Create simple, automated and touchless business processes Personalization Improve end-user experience through value-driving solutions Driving Revenue Growth

Driving Margin Expansion

CONDUENT

# Implement Strategic Cost Transformation

**Strategic transformation to drive margin expansion and additional investment capacity**
**Targeting ~$700MM[1] cumulative cost savings through 2018**

## Key Initiatives

| | |
|---|---|
| Accelerate Automation | Optimize Vendors and Supply Chain |
| Leverage Existing Platforms and Solutions | Reduce G&A Spend |
| Standardize Processes | Enhance Talent Management and Quality Control |

## Progress To Date

- Delivered ~50 basis points Adj. EBITDA margin expansion Y-o-Y 3Q'16 with improvements across segments
- Recorded $57MM in restructuring charges in 3Q'16 YTD related to cost savings initiatives and implementation of strategic cost transformation

## Opportunity Ahead

- ~$700MM[1] cumulative cost savings opportunity through 2018
- Continued profit and margin expansion
- Additional investment capacity
- More than offsets separation dis-synergies

Note: Please refer to Appendix for Adjusted EBITDA and Adjusted Revenue reconciliations
[1] Includes ~$170MM from business-as-usual productivity savings needed to offset price pressure and other impacts. The remaining $530MM incremental savings goal is intended to drive margin expansion, fund investments, and offset separation related dis-synergies

15

Address Legacy Margin Pressures Focus Areas Initiatives Remediating underperforming accounts through improved economics and proactive customer engagement Improving and standardizing performance management Consolidating and optimizing contact centers Strengthening the IT infrastructure Applying robotic automation and data analytics Addressing employee retention and recruitment issues Customer Care Run-off Student Loan business Focus only on existing Health Enterprise clients to improve profitability Mitigate losses in Health Enterprise business over time Student Loan and Health Enterprise Progress To Date Adjusted EBITDA3,4 ($MM) Segment Profit ($MM)1,2,4 Note: Please refer to Appendix for Adjusted EBITDA and Adjusted Revenue reconciliations 1 Segment profit (loss) represents GAAP Income (loss) before Income Taxes adjusted for amortization of intangible assets, restructuring and related costs, business transformation costs, related party interest, separation costs and other expenses, net 2 Segment margin is calculated by dividing segment profit (loss) by segment revenue 3 Adjusted EBITDA defined as pre-tax income plus depreciation & amortization plus restructuring costs plus separation costs plus interest and other expenses 4 3Q’15 segment profit and Adjusted EBITDA adjusted for HE charge ($389MM) Driving Margin Expansion

Building A Business For The Long Term Predictable Consistent, reliable operating and financial performance Sustainable Repeatable, scalable, reusable solutions Balanced Risk-appropriate book of business Profitable Indicator of our value to clients and management performance Renewal & Refocus Acceleration Stabilization

3. Financial Review

Conduent Historical Performance Note: Please refer to Appendix for Adjusted EBITDA and Adjusted Revenue reconciliations 1 2015A annual and third quarter revenue adjusted for HE charge ($116MM); 2015A annual and third quarter segment profit and Adjusted EBITDA adjusted for HE charge ($389MM). 2 Segment profit (loss) represents GAAP Income (loss) before Income Taxes adjusted for amortization of intangible assets, restructuring and related costs, business transformation costs, related party interest, separation costs and other expenses, net Segment Profit1,2 ($MM) % growth 0.9% (2.3%) (3.1%) (5.4%) Revenue1 ($MM) ’13-’15 CAGR: (0.7%) Adjusted EBITDA1 ($MM) 4Q’16 Outlook 4Q’16 total revenues expected to decline (year-over-year) at a similar rate to 3Q’16 4Q’16 segment profit and Adjusted EBITDA margins expected to improve sequentially and year-over-year

Adjusted EBITDA to Free Cash Flow Free Cash Flow Profile ($MM) Note: Please refer to Appendix for Adjusted EBITDA and Adjusted Revenue reconciliations 1 As presented in the U.S. GAAP statements of cash flows. FY 2015 Adjusted EBITDA $639 Net Cash Provided by Operating Activities $4931 Cost of additions to land, buildings and equipment 167 Proceeds from sales of land, buildings and equipment (1) Cost of additions to internal use software 27 (−) Total Capex 193 Free Cash Flow (FCF) $300 2016 Free Cash Flow Commentary Impact from Health Enterprise settlement payments expected to be ~$150mm in 2016 Change in receivable factoring program expected to be a one-time cash use of ~$100mm in 2016 Separation costs and elevated restructuring charges related to transformation Cash tax benefit expected in 2016, driven by refunds from 2015 overpayments 2016E Free Cash Flow expected to be lower year-over-year

Future Performance Drivers Revenue Goals Margin Goals Large and growing market opportunity; target areas of focus Focus portfolio on businesses with most attractive return profiles Our strategic plan is expected to drive top- and bottom-line growth, with cash flow reinvested in high-return opportunities Organic and inorganic investments Increase new business signings; sustain renewal rates Stabilize revenue and drive growth over time Simplify, standardize and streamline operations Turnaround areas of underperformance Reduce margin volatility; deliver cost transformation Fund investments and drive margin expansion Free Cash Flow Goals Revenue growth and cost savings from strategic transformation One-time impact from factoring program and HE payments do not recur Robust, consistent Free Cash Flow generation Reinvestment capacity

Financial Performance Goals 2017 Renewal and Refocus 2018 Stabilization 2019 Acceleration Rate of decline similar to 2016 levels Flat / positive momentum Accelerating momentum Organic investment with modest tuck-in M&A Increasing organic and inorganic investments 20-30% of Adjusted EBITDA 25-35% of Adjusted EBITDA Revenue Growth Adjusted EBITDA Growth Investments Free Cash Flow Growth >5% Growth >10% Continued expansion A clear plan to achieve revenue and Adjusted EBITDA margin expansion Note: Please refer to Appendix for Adjusted EBITDA and Adjusted Revenue reconciliations

# Strategic Cost Transformation

CONDUENT

| Category | Potential Representative Cost Saving Actions | Opportunity ($MM) |
|---|---|---|
| G&A | • Workforce / Consulting Savings<br>• IT Infrastructure Savings | Up to ~$125<br>Up to ~$75 |
| Procurement | • Facilities Cost Reduction<br>• Vendor & Centralized Spend Control | Up to ~$35<br>Up to ~$65 |
| Customer Care | • Workforce Savings<br>• Contract Remediation | Up to ~$100 |
| IT | • Workforce / Contractor Savings<br>• IT Infrastructure Savings | Up to ~$70 |
| Transaction Processing | • Workforce Savings<br>• Centralizing Back-Office Processes | Up to ~$50 |
| Healthcare | • Workforce / Consulting Savings<br>• IT Infrastructure Savings | Up to ~$50 |
| Public Sector | • Workforce Savings<br>• IT Infrastructure Savings<br>• Automating Back-Office Processes | Up to ~$50 |
| Other Commercial | • Workforce Savings<br>• Offshoring Savings | Up to ~$80 |

| Total Savings Opportunity[1] ($MM) | FY16 | FY17 | FY18 |
|---|---|---|---|
| | ~$220 | ~$430 | ~$700 |

[1]Includes ~$170MM BAU productivity savings needed to offset price pressure and other impacts; The remaining $530MM incremental savings goal is intended to drive margin expansion, fund investments, and offset separation related dis-synergies

23

# Capital Structure Overview

CONDUENT

## Pro Forma Debt Profile ($MM)

| | |
|---|---|
| **Unsecured High-Yield Notes** | |
| 10.5% Senior Notes due 2024: | $510 |

| | |
|---|---|
| **Floating Rate Secured Debt** | |
| Term Loan A[1] due 2021: | $700 |
| Term Loan B[1] due 2023: | $750 |
| Revolving Credit Facility[2] due 2021: | $0 |

## Credit Metrics / Statistics

| | |
|---|---|
| Expected Annual Cash Interest Expense | ~$150 |
| Current Net Leverage Ratio[3] | 2.8x |
| Target Net Leverage Ratio | <2.5x |
| Average Maturity on Outstanding Debt | ~6.5 years |

[1] Revolving credit facility and Term Loan A interest rate is Libor + 225 bps; Term Loan B is Libor + 550 bps
[2] Revolver has $750MM of available capacity. Revolver expected to be undrawn until completion of spin-off
[3] Net debt of $1,785MM (reported debt of $2,010MM less cash of $225MM) to Adjusted EBITDA of $630MM

## Credit Profile

- Targeting to reduce leverage ratio over time with Adjusted EBITDA growth and mandatory debt payments
- Liquidity includes $750MM availability under revolver and $225MM of cash at close
- Modest M&A expected in 2017 (potential tuck-in acquisitions for certain capabilities / offerings), funded by FCF generation
- M&A in 2018 and beyond expected to be funded by cash generation

24

Disciplined Capital Allocation Fund Operating Business Needs Operating expenses and capital expenditures for ongoing business Modest mandatory debt repayments Invest in Sustainable Long-Term Growth Tuck-in acquisitions Incremental offering and go-to-market investments Manage to Net Leverage1 Target of Less Than 2.5x Net Debt / Adjusted EBITDA Portfolio focus and cost reduction initiatives to drive Adjusted EBITDA growth and reduce leverage over time 1 Net debt of $1,785MM (reported debt of $2,010MM less cash of $225MM) to Adjusted EBITDA of $630MM Best use of capital is to invest in the business -- no current plans to pay a dividend or repurchase shares

# Conduent Investment Proposition

CONDUENT

1 **Leadership positions** in a ~$260B market growing over 6% annually

2 **Diverse, marquee client base** with strong market share

3 **Stable, recurring revenue model** and 86% renewal rate

4 **Strong margin expansion opportunity** driven by portfolio focus, improved productivity and strategic cost transformation

5 **Disciplined capital allocation** amplifying new opportunities to drive sustainable profitable growth

***Scale, Market Opportunity and Industry Reputation to Drive Adjusted EBITDA[1] and Free Cash Flow Growth***

Note: Renewal rate reflects LTM Q3'16
Market size and growth rate Source: Xerox Internal Data; NelsonHall 2015 BPO Global BPO Market Forecast, v1.1
[1] Please refer to Appendix for Adjusted EBITDA reconciliation

26

Q&A Session

Appendix

Leadership Team Ashok Vemuri Chief Executive Officer Served as President, CEO and Board member of IGATE Corporation, prior to its sale to Capgemini Spent fourteen years at Infosys, a multinational consulting and IT services company, in a variety of leadership and business development roles Served as a Board member of Infosys Most recently the CFO of Xerox Services Has held variety of positions, including SVP of Finance for Government Healthcare group, VP of Finance for Global Document Outsourcing group, VP of Finance for U.S. Large Enterprise Operations group, Chief Financial Officer of Xerox Litigation Services and senior roles in Investor Relations and Corporate Financial Planning & Analysis Brian Walsh Chief Financial Officer

Segment Historical Performance Revenue in $B % Segment Margin Commercial Industries1 % Y-O-Y revenue growth (1.9%) (6.1%) +2.9% Healthcare1 % Y-O-Y revenue growth +0.4% (1.2%) +2.0% Commentary Performance challenges primarily centered in Customer Care offering Revenue and margin pressure driven by underperforming contracts (some of which have been strategically exited), under-investment in offerings and need for better execution / operating efficiency Cost savings plan already yielding results as 3Q’16 Commercial Industries segment margin1 has improved to 3.2% from 1.9% year-over-year Margin improvement driven by cost and productivity initiatives U.S. healthcare spending greater than 15% of GDP in 2015 and growing Convergence of payers and providers generates the need for integrated systems and data analytics – meaningful market opportunity Achieved sequential margin improvement, as segment profit margins increased from 8.4% in 1H’16 to 9.6% in 3Q’16 1 Segment profit (loss) represents GAAP Income (loss) before Income Taxes adjusted for amortization of intangible assets, restructuring and related costs, business transformation costs, related party interest, separation costs and other expenses, net Commentary

Segment Historical Performance 1 Segment profit (loss) represents GAAP Income (loss) before Income Taxes adjusted for amortization of intangible assets, restructuring and related costs, business transformation costs, related party interest, separation costs and other expenses, net 2 Other segment comprised of Health Enterprise platform implementations, run-off Student Loan business, and non-allocated expenses and intersegment eliminations 3 2015A annual and third quarter revenue adjusted for HE charge ($116MM); 2015A annual and third quarter segment profit (loss) adjusted for HE charge ($389MM) Commentary Moderate revenue growth from new transportation offering contracts Strong market growth opportunity from increased automation and infrastructure spend Industry specific and platform-based solutions drive higher margins Achieved sequential margin improvement, as segment profit margins increased from 12.3% in 1H’16 to 13.3% in 3Q’16 Public Sector1 Other1,2,3 (2.3%) +0.5% (0.7%) (14.7%) (4.5%) (8.5%) Segment Profit (Loss) ($100) ($74) ($49) ($80) Revenues continue to decline as Student Loan business remains in run-off and Healthcare Enterprise becomes strategically de-emphasized As segment losses decline, expect significantly less drag on the Company’s overall profitability Commentary Revenue in $B % Segment Margin % Y-O-Y revenue growth % Y-O-Y revenue growth 2

Global Delivery Capabilities Global footprint and delivery network serving businesses and governments at scale Teammate Mix Commentary ~93,700 teammates globally ~290 global delivery centers with lower-cost production locations Diversified geographic network with time zone and business continuity advantages Note: Teammate info as of 9/30/2016

Xerox Corporation (“Xerox”) has previously announced plans to separate its Business Process Outsourcing Business (the “BPS Business”) and its Document Technology and Document Outsourcing Business into two independent, publicly-traded companies (the “Spin-Off”). Following the Spin-Off, the BPS Business will be named Conduent Incorporated (“Conduent”). In connection with the Spin-Off, certain entities in the BPS Business following the Spin-Off will be subsidiaries of Conduent. The non-GAAP financial measures in this presentation should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP financial measures may differ from similarly titled measures presented by other companies. The non-GAAP financial measures and other information in this presentation is summary information that should be considered in the context of future filings by Xerox and/or Conduent with the SEC and other public announcements Xerox and/or Conduent may make from time to time. As used in this presentation with respect to the BPS Business: Adjusted Revenue We recorded a pre-tax charge of $389 million ($237 million after-tax) during the third quarter of 2015 (the “Health Enterprise Charge” or “HE charge”). Late in the third quarter of 2015, we determined that we would not fully complete Health Enterprise Medicaid platform implementation projects in California and Montana. The charge included $116 million for the write-off of contract receivables (primarily non-current), which reduced revenue $34 million related to the non-cash impairment of the health enterprise software and deferred contract set-up and transition costs and $23 million for other related assets and liabilities. The remainder of the charge was primarily related to settlement costs including payments to subcontractors and will result in cash outflows in future quarters As a result of the significant impact of the Health Enterprise Charge on our reported revenues, costs and expenses as well as key metrics for the period, we discuss our 2015 results using non-GAAP measures such as adjusted revenue, that excludes the impact of the Health Enterprise Charge. In addition to the magnitude of the charge and its impact on our reported results, we excluded the Health Enterprise Charge due to the fact that it was primarily a unique charge associated with the determination, reached after a series of discussions, that fully completing our health enterprise platform implementations in California and Montana was no longer considered probable. We have adjusted total revenue for the full year and third quarter of 2015 for the revenue related HE charge ($116 million). Segment Profit Segment Profit (loss) represents GAAP Income (loss) before Income Taxes adjusted for amortization and intangible assets, restructuring and related costs, business transformation costs, related party interest, separation costs and other expenses, net. We have adjusted segment profit for the full year and third quarter of 2015 for the Heath Enterprise Charge ($389 million). Adjusted EBITDA We use Adjusted EBITDA to provide further information that is useful to an understanding of the financial covenants contained in the BPS Business credit facilities as of November 22, 2016. We use Adjusted EBITDA as an additional way of viewing aspects of its operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of our core business. Adjusted EBITDA represents Income (loss) before Income Taxes adjusted for depreciation and amortization, restructuring and related costs, separation costs, related party interest, other expenses, net, the Health Enterprise Charge. Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our strategic transformation program beyond those normally included in restructuring and asset impairment charges. Restructuring consists of costs primarily related to severance and benefits paid to employees pursuant to formal restructuring and workforce reduction plans. Asset impairment includes costs incurred for those assets sold, abandoned or made obsolete as a result of our restructuring actions, exiting from a business or other strategic business changes. Additional costs for our strategic transformation program are primarily related to the implementation of strategic actions and initiatives and include third-party professional service costs as well as one-time incremental costs. All of these costs can vary significantly in terms of amount and frequency based on the nature of the actions as well as the changing needs of the business. Accordingly, due to that significant variability, we exclude these charges since we do not believe they provide meaningful insight into our current or past operating performance nor do we believe they are reflective of our expected future operating expenses as such charges are expected to yield future benefits and savings with respect to our operational performance. Separation costs are expenses incurred in connection with Xerox’s planned separation into two independent, publicly traded companies. Separation costs are primarily for third-party investment banking, accounting, legal, consulting and other similar types of services related to the separation transaction as well as costs associated with the operational separation of the two companies, such as those related to human resources, brand management, real estate and information management to the extent not capitalized. Separation costs include the costs associated with bonuses and restricted stock grants awarded to employees for retention through the separation as well as incremental income tax expense related to certain internal transactions in connection with the separation. These costs are incremental to normal operating charges and are being incurred solely as a result of the separation transaction. Accordingly, we exclude these expenses in order to evaluate our performance on a comparable basis. Related party interest adjusts to exclude the net interest cost associated with our net related party borrowings. Other expenses, net, adjusts to exclude third-party interest expense as well as certain other non-operating costs and expenses. We exclude these amounts in order to evaluate our current and past operating performance and to better understand the expected future trends in our business. We have Adjusted EBITDA for the full year and third quarter of 2015 for the Heath Enterprise Charge ($389 million). Adjusted EBITDA is not intended to represent cash flows from operations, operating income (loss) or net income (loss) as defined by U.S. GAAP as indicators of operating performance and are not necessarily comparable to similarly-titled measures reported by other companies. Management cautions that amounts presented in accordance with Conduent’s definition Adjusted EBITDA may not be comparable to similar measures disclosed by other companies because not all companies calculate Adjusted EBITDA in the same manner. Conduent believes Adjusted EBITDA is useful to prospective lenders and other users of these financial statements in evaluating the BPS Business’s operating performance because it provides an additional tool to compare business performance across companies and across periods. Free Cash Flow Free Cash Flow is defined as cash flows from operating activities as reported on the Combined statement of cash flows, less cost of additions to land, buildings and equipment and cost of additions to internal use software plus proceed from sales of land, building and equipment. We use the non-GAAP measure of Free Cash Flow as a criterion of liquidity and performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in land, buildings and equipment and internal use software, make principal payments on debt, or amounts we can return to our stockholders through dividends and/or stock repurchases. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow for the three months ended September 30, 2016 and 2015, the nine months ended September 30, 2016 and 2015, and the years ended December 31, 2013, 2014 and 2015, reconciled for each such period to cash flow provided by operating activities, which we believe to be the most directly comparable measure under GAAP. Non-GAAP Financial Measures

# Non-GAAP Reconciliation: Adjusted Revenue and EBITDA

| ($MM) | Year Ended December 31 | | | Three Months Ended September 30 | | Nine Months Ended September 30 | | Pro Forma LTM September 30 |
|---|---|---|---|---|---|---|---|---|
| | 2013 | 2014 | 2015 | 2015 | 2016 | 2015 | 2016 | 2016 |
| **Total Revenue** | $6,879 | $6,938 | $6,662 | $1,571 | $1,596 | $4,932 | $4,894 | $6,624 |
| HE Charge (Revenue Reduction) | – | – | 116 | 116 | – | 116 | – | – |
| **Adjusted Revenue** | $6,879 | $6,938 | $6,778 | $1,687 | $1,596 | $5,048 | $4,894 | $6,624 |

| ($MM) | Year Ended December 31 | | | Three Months Ended September 30 | | Nine Months Ended September 30 | | Pro Forma LTM September 30 |
|---|---|---|---|---|---|---|---|---|
| | 2013 | 2014 | 2015 | 2015 | 2016 | 2015 | 2016 | 2016 |
| **Pre-Tax Income** | $207 | $10 | ($574) | ($390) | $2 | ($582) | ($86) | ($137) |
| Depreciation and Amortization | 734 | 787 | 600 | 170 | 135 | 466 | 417 | 551 |
| Depreciation and amortization, discontinued operations | (160) | (161) | – | – | – | – | – | – |
| Restructuring and Related Costs | 18 | 21 | 159 | 9 | 8 | 160 | 57 | 56 |
| Separation Costs[1] | – | – | – | – | 15 | – | 34 | – |
| Interest Expense[2] | 117 | 118 | 69 | 15 | 11 | 57 | 33 | 138 |
| Other Expenses | (44) | 34 | 30 | 11 | (2) | 15 | 7 | 22 |
| HE Charge | – | – | 389 | 389 | – | 389 | – | – |
| Health Enterprise Impairment | – | – | (34) | (34) | – | (34) | – | – |
| **Adjusted EBITDA** | $872 | $809 | $639 | $170 | $169 | $471 | $462 | $630 |

[1] Separation costs are incremental to normal operating charges and are excluded for the pro forma structure to evaluate performance on a comparable basis
[2] LTM interest expense is pro forma for Conduent's capital structure; includes $96MM of incremental interest expense

35

CONDUENT

# Non-GAAP Reconciliation: Free Cash Flow

| ($MM) | Year Ended December 31 | | | Three Months Ended September 30 | | Nine Months Ended September 30 | | Pro Forma LTM September 30 |
|---|---|---|---|---|---|---|---|---|
| | 2013 | 2014 | 2015 | 2015 | 2016 | 2015 | 2016 | 2016 |
| **Adjusted EBITDA** | **$872** | **$809** | **$639** | **$170** | **$169** | **$471** | **$462** | **$630** |
| Interest Expense[1] | (117) | (118) | (69) | (15) | (11) | (57) | (33) | (138) |
| Cash Taxes[2] | (98) | (61) | (113) | (204) | 131 | (171) | 134 | 228 |
| Non-Cash Expenses[3] | 27 | 31 | 23 | 28 | 8 | 35 | 21 | 9 |
| Loss on Sales of Assets | (24) | 183 | 100 | 4 | — | 75 | 1 | 26 |
| Cash Payments for Restructuring and Related Costs[4] | (30) | (23) | (19) | (3) | (25) | (13) | (49) | (55) |
| Contributions to Defined Benefit Pension Plans | (16) | (15) | (8) | (2) | (1) | (6) | (4) | (6) |
| Health Enterprise Charge | — | — | (389) | (389) | — | (389) | — | — |
| Health Enterprise Impairment | — | — | 34 | 34 | — | 34 | — | — |
| Other Expenses[5] | 44 | (34) | (30) | (10) | 1 | (14) | (8) | (27) |
| Separation Costs[6] | — | — | — | — | (15) | — | (34) | — |
| Income from Discontinued Operations | 47 | (115) | (78) | (3) | — | (64) | — | (14) |
| Discontinued Operations Items[7] | 161 | 163 | — | — | — | — | — | — |
| Change in Net Working Capital[8] | (487) | (155) | 403 | 518 | (117) | 104 | (528) | (229) |
| **Cash Flow from Operations** | **$379** | **$665** | **$493** | **$128** | **$140** | **$5** | **($38)** | **$424** |
| Capital Expenditures[9] | (248) | (275) | (193) | (32) | (42) | (150) | (117) | (160) |
| **Free Cash Flow** | **$131** | **$390** | **$300** | **$96** | **$98** | **($145)** | **($155)** | **$264** |

[1] Includes related party interest and third-party interest expense; LTM interest expense is pro forma for Conduent's capital structure and includes $96MM of incremental interest expense
[2] Includes income tax expense from continuing operations, net of change in income tax assets and liabilities; FY13-15 includes deferred tax expense; LTM cash taxes is pro forma for Conduent's capital structure and includes $36MM of incremental income tax benefit
[3] Includes provisions for receivables and stock-based compensation
[4] Includes cash payments for restructuring; 3Q16 and YTD16 includes costs of $8MM and $12MM respectively for professional support services associated with the implementation of the strategic transformation program
[5] Excludes third-party interest expense; 3Q15 and YTD15 includes $1MM of Other Operating cash flow; 3Q16 and YTD16 includes ($1MM) of Other Operating cash flow
[6] Separation costs are incremental to normal operating charges and are excluded for the pro forma structure to evaluate performance on a comparable basis
[7] Adjusts for non-cash items associated with the ITO business; FY13 includes $160MM of depreciation and amortization and $1MM of restructuring provision of the ITO business; FY14 includes $161MM of depreciation and amortization and $2MM of restructuring provision of the ITO business
[8] Includes change in accounts receivable, change in other current and long-term assets, change in accounts payable and accrued compensation, and change in other current and long-term liabilities
[9] Includes proceeds from sales of land, buildings and equipment

36